UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

               (Date of Report: Date of earliest event reported)

                               December 29, 2005

                        McKENZIE BAY INTERNATIONAL, LTD.
             (Exact name of registrant as specified in its charter)

                      Delaware                   000-49690
       (State or other jurisdiction Incorporated)  (Commission File No.)

                                   51-0386871
                      (I.R.S Employer Identification No.)

   37899 Twelve Mile Road, Ste. 300, Farmington Hills, MI 48331        48331
  (Address of principal executive offices)                          (Zip Code)

              Registrant's telephone number, including area code:
                                 (248) 489-1961

_____________________________________________________________________________
(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                            Section 8 - Other Events

Item 8.01 Other Events

Mckenzie Bay International, Ltd. (The "Company") issued a press release, dated December 29, 2005 entitled-"US Patent Issued for 35 WindStor (R) Wind Turbine Improvements."

The press release is in its entirety below:

US Patent Issued for 35 WindStor(R) Wind Turbine Improvements

Thursday December 29, 3:15 pm ET

Onsite Generated Wind Energy to Meet Rising Energy Costs

FARMINGTON HILLS, MI--Dec 29, 2005 -- McKenzie Bay International,
Ltd. (OTC BB:MKBY) is pleased to announce that US Patent # 6,979,170 was issued on December 27, 2005 for thirty-five improvement claims to its vertical axis WindStor Wind Turbine. Patent applications are pending in several other countries.

WindStor improvements are designed to overcome basic disadvantages encountered by previous vertical axis wind turbines. The primary improvement is the elevation of the blades to the top of a tower with an improved hub and attachment assembly designed to improve performance and streamline maintenance. With the blade placement at the top of a tower, WindStor is designed to take maximum advantage of its omni-directional power generation capabilities.

WindStor is a wind energy system designed to generate and distribute electricity at urban and off-grid facilities with a "WindStor Vertical Axis Wind Turbine" and a proprietary "System Integrator." WindStor is owned by WindStor Power Co., a wholly owned subsidiary of McKenzie Bay International, Ltd. Additional information about WindStor can be found at www.mckenziebay.com.

Contact: Investor Relations - Richard Kaiser - 800-631-8127 info@yesinternational.com WindStor Power Co. - 248-489-1961 info@mckenziebay.com

This information statement contains statements that are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as 'estimates,' 'anticipates,' 'plans,' 'believes,' 'projects,' 'expects,' 'intends,' 'predicts,' 'future,' 'may,' 'potential,' 'contemplates,' 'will,' 'should,' 'could,' 'would' or the negative of such terms or other comparable terminology. These statements relate to the Company's future operations and financial performance or other future events. These statements are only predictions and not guarantees of future success. Many of the forward-looking statements are based on assumptions about future events that may prove inaccurate. Actual events, results, performance or achievements may differ materially from the events, results, performance or achievements discussed in the forward-looking statements. McKenzie Bay

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MCKENZIE BAY INTERNATIONAL, LTD.

Date: January 4, 2006

By: /s/Donald C. Harms
---------------------------
      Donald C. Harms
      Secretary